EXHIBIT 10.1

PROJECT TASK STATEMENT

No. 2

BETWEEN

Battelle Energy Alliance, LLC
(hereinafter "Contractor")

AND
Lightbridge Corporation
(hereinafter "Participant")

6/03/2026

2A Loop Test of Lightbridge Fuel

This Project Task Statement (PTS) is under the authority and subject to all terms and conditions of the Umbrella Cooperative Research and Development Agreement (CRADA) No. [redacted].

A. PURPOSE

This PTS is focused on supporting the advanced testing of Lightbridge fuel. Lightbridge fuel is an alloy (UZr_2) that is co-extruded with a zircalloy (Zrly) cladding in a helical cruciform geometry. Lightbridge fuel is designed for use in light water reactors (LWRs) as it is postulated to improve operational performance compared to conventional UO_2 based fuels. This CRADA will support activities associated with irradiation testing necessary to validate the performance of Lightbridge fuel by testing it within the Loop 2A testing facility in the Center Flux Trap (CFT) of the Advanced Test Reactor (ATR).

Reasons for Cooperation

See Annex A, Statement of Work, to CRADA No. [redacted].

Public Abstract

Lightbridge Corporation, as a US nuclear fuel company, is seeking irradiation data necessary to advance the technical readiness level of its fuel designs and to eventually qualify them for use within light water reactors, including water-cooled small modular reactors. Idaho National Laboratory, as the US's premier nuclear fuel laboratory, is an ideal location for Lightbridge Corporation to perform this development as it can support the fabrication, assembly, irradiation, and post-irradiation examination of the fuel experiments. Idaho National Laboratory is interested in this collaboration as it is the lead fuel testing laboratory for the Department of Energy, and its mission is to support industry development of nuclear technology, irradiation testing, and characterization.

B. SCOPE

Duration of PTS

The Contractor's estimated period of performance for completion of the PTS is [redacted] from the effective date. The effective date of this PTS shall be the later of (1) the date on which it is signed by the last of the Parties or (2) the date on which the Facility Contractor receives advance funding from the Participant.

Technical Objectives

The objective of this PTS is to perform an integral irradiation experiment of Lightbridge Fuel within the loop 2A test facility in the CFT of ATR. The design process supporting this objective will conform to standard irradiation design requirements at INL as outlined in the project's Experiment Management and Quality Implementation Plan. This work will leverage the accomplishments of prior project task statements in [redacted] and [redacted], including the fuel fabrication processes.

Tasks and Division of Responsibilities

Task 1: Experiment Management and Quality Assurance

[redacted]

Task 2: Experiment Design

[redacted]

Task 3: Provision of Materials

[redacted]

[redacted]

Task 4: Assembly

[redacted]

Task 5: Irradiation in Loop 2A and Shipment to MFC

[redacted]

Task 6: Final disposition of materials

[redacted]

Table 1: Summary of tasks with BEA and Lightbridge roles and responsibilities.

TASK NO.	TASK	CONTRACTOR ROLE/RESPONSIBILITIES	PARTICIPANT ROLE/RESPONSIBILITIES	DURATION IN MONTHS
1	Experiment Management and Quality Assurance	[redacted]		
2	Experiment Design			
3	Provision of Materia			
4	Assembly			
5	Irradiation and Shipment			
6	Disposition of Materials			

C. Assumptions and Exclusions:

[redacted]

[redacted]

D. TECHNICAL CONTACTS

For Contractor:

[redacted]

For Participant:

[redacted]

E. PROJECT MANAGEMENT CONTACTS

For Contractor:

[redacted]

For Participant:

[redacted]

F. COSTS

The Participant's estimated contribution is $10,902,743.00, which includes $1,900,000.00, in-kind, and $9,002,743.00, funds-in. The Government's estimated contribution is $0, which is provided through BEA's contract with DOE, subject to available funds.

Payment Terms:

[redacted]

The Participant shall pay the Contractor as follows:

A. Advance Payment. [redacted]

B. Monthly Payments. [redacted]

Invoices will be submitted electronically to the Participant at the following address:

[redacted]

POC

[redacted]

G. FINANCIAL AND PROJECT PERFORMANCE REPORTING

[redacted]

[redacted]

IN WITNESS WHEREOF, the Parties hereto have executed this Project Task Statement by their authorized representatives on the dates shown below.

BATTELLE ENERGY ALLIANCE, LLC:		**LIGHTBRIDGE CORPORATION:**	
Name:	[redacted]	Name:	Andrey Mushakov
Title	[redacted]	Title	Executive Vice President, Nuclear (s.
Date:	August 11, 2026	Date:	July 22, 2026
Signature:	[redacted]	Signature:	[redacted]